PROSPECTUS MAY 1, 2013

AXA PREMIER VIP TRUST

Class A and Class B Shares

Multimanager Aggressive Equity Portfolio

The Securities and Exchange Commission has not approved any portfolio’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

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Table of

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO – CLASS A AND B SHARES

Investment Objective: Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Multimanager Aggressive Equity Portfolio	Class A Shares	Class B Shares
Management Fee	0.58%	0.58%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.18%	0.18%
Total Annual Portfolio Operating Expenses	1.01%	1.01%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$103	$322	$558	$1,236
Class B Shares	$103	$322	$558	$1,236

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 72% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. This policy may not be changed without providing at least sixty (60) days’ written notice to the Portfolio’s shareholders. For purposes of this Portfolio, equity securities shall include common stocks, preferred stocks, and other equity securities, and financial instruments that derive their value from such securities. The Portfolio invests primarily in securities of large capitalization growth companies. For purposes of this Portfolio, large capitalization companies are companies with market capitalization within the range of the Russell 3000 Growth Index at the time of investment (market capitalization range of approximately $27.9 million to $500.5 billion as of December 31, 2012). The Portfolio intends to invest primarily in common stocks, but may also invest in other equity securities that the sub-advisers believe provide opportunities for capital growth. The size of companies in the Russell 3000 Growth Index changes with market conditions, which can result in changes to the market capitalization range of companies in the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) will generally allocate the Portfolio’s assets among three or more sub-advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the Portfolio will be actively managed (“Active Allocated Portions”). Under normal circumstances, the Manager anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by the Manager and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace sub-advisers and amend subadvisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a subadvisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the subadvisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 3000 Growth Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion utilizes a stratified sampling construction process in which the Index

Allocation Portion invests in a subset of the companies represented in the Russell 3000 Growth Index based on the sub-adviser’s analysis of key risk factors and characteristics. Such factors and characteristics include industry weightings, market capitalizations, return variability and yield. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

The Manager also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Each Active Allocated Portion invests primarily in equity securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the sub-adviser, in current market valuations. The Active Allocated Portions may invest up to 25% of their total assets in securities of foreign companies, including companies based in developing countries. A sub-adviser may sell a security for a variety of reasons, such as to make other investments believed by a sub-adviser to offer superior investment opportunities.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio.

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Cash Management Risk — Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

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Custom Benchmark Risk — One of the benchmarks against which the Portfolio’s performance is measured, the Volatility Managed Index — Large Cap Growth 3000, was created by the Manager to show how the Portfolio’s performance compares with the returns of a volatility managed index. There is no guarantee that the Portfolio will outperform this or any benchmark.

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Derivatives Risk — A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions.

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Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

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Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

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Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

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Emerging Markets Risk — There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

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Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

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Index Strategy Risk — A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

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Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Leverage Risk — When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

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Mid-Cap and Small-Cap Company Risk — Investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

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Short Position Risk — A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

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Volatility Management Risk — The Manager from time to time employs various volatility management techniques, including the use of futures and options to manage equity exposure. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2012 compared to the returns of a broad-based market index. The additional broad-based index shows how the Portfolio’s performance compared with the returns of a volatility-managed index. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
17.70% (2009 2nd Quarter)	–25.44% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
Multimanager Aggressive Equity Portfolio — Class A Shares	14.21%	–1.43%	6.29%
Multimanager Aggressive Equity Portfolio — Class B Shares	14.19%	–1.63%	6.05%
Russell 3000 Growth Index (reflects no deduction for fees, expenses, or taxes)	15.21%	3.15%	7.69%
Volatility Managed Index — Large Cap Growth 3000 (reflects no deduction for fees, expenses, or taxes)	15.66%	5.67%	9.12%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the (i) selection, monitoring and oversight of the Portfolio’s Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing a Portion of the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2010
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Sub-adviser: AllianceBernstein L.P.

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Index Allocated Portions of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager	December 2009
Catherine Wood	Senior Vice President and Team Leader	December 2001

Sub-adviser: ClearBridge Investments, LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portions of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Richard Freeman	Managing Director and Senior Portfolio Manager	January 2007
Evan Bauman	Managing Director and Portfolio Manager	January 2007

Sub-adviser: GCIC US Ltd.

Portfolio Manager: The individual primarily responsible for the management of a portion of the Active Allocated Portions of the Portfolio is:

Name	Title	Date Began Managing a Portion of the Portfolio
Noah Blackstein	Vice President	September 2010

Sub-adviser: Marsico Capital Management, LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portions of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Thomas F. Marsico	Chief Executive Officer and Chief Investment Officer	January 2001
Coralie Witter, CFA	Portfolio Manager and Senior Analyst	May 2011

Sub-adviser: T. Rowe Price Associates, Inc.

Portfolio Manager: The individual primarily responsible for the management of a portion of the Active Allocated Portions of the Portfolio is:

Name	Title	Date Began Managing a Portion of the Portfolio
Robert W. Sharps	Vice President	September 2010

Sub-adviser: Westfield Capital Management Company, L.P.

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portions of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
William A. Muggia	President, Chief Executive Officer and Chief Investment Officer	September 2010
Ethan J. Meyers, CFA	Partner and Senior Security Analyst	September 2010
John M. Montgomery	Partner and Portfolio Strategist	September 2010
Hamlen Thompson	Partner and Senior Security Analyst	September 2010
Bruce N. Jacobs, CFA	Partner and Senior Security Analyst	September 2010

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

MORE ABOUT PORTFOLIO FEES & EXPENSES

Additional information about the fees and expenses that you may pay if you buy and hold shares is included below.

Expense Limitation Arrangements

In the interest of limiting through April 30, 2014 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio listed in the following table, the Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administration or other fees to limit the expenses of the Portfolio so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, fees and expenses of other investment companies in which the Portfolio invests and, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not in the ordinary course of the Portfolio’s business) do not exceed the following limits:

Portfolio	CLASS A SHARES	CLASS B SHARES
Multimanager Aggressive Equity Portfolio	1.05%	1.05%

There were no fees waived by the Manager in 2012 in accordance with the provisions of the Expense Limitation Agreement.

The Manager may be reimbursed the amount of any payments or waivers to the Portfolio under the Expense Limitation Agreement in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped all eligible previous payments made, the Portfolio will be charged such lower expenses.

Commission Recapture Program

The Portfolio pays brokerage commissions, a portion of which may be used to reduce the Portfolio’s expenses. Including this reduction, the annual portfolio operating expenses for the Class A and Class B shares of the Portfolio listed below would be:

Portfolio	CLASS A	CLASS B
Aggressive Equity Portfolio	1.00%	1.00%

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Additional Information About Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different risks. Some of the risks, including principal risks, of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio’s investment results. There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

General Investment Risks:  The Portfolio is subject to the following risks:

Asset Class Risk.  There is the risk that the returns from the types of securities in which a portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Issuer-Specific Risk.  The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Market Risk.  The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole.

Multiple Sub-Adviser Risk.  A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each sub-adviser manages its allocated portion of the Portfolio independently from another sub-adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an sub-adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each sub-adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other sub-adviser, the Portfolio may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s sub-advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among sub-advisers because the Manager pays different fees to the sub-advisers and due to other factors that could impact the Manager’s revenues and profits.

Portfolio Management Risk.  The risk that strategies used by the Manager or the Advisers and their securities selections fail to produce the intended results. In addition, the Portfolios are available through Contracts offered by insurance company affiliates of the Manager, and the Portfolios may be used to fund all or a portion of certain benefits available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits, the Manager’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Manager may be subject to potential conflicts of interest in connection with providing advice to, or developing strategies and models used to manage, a Portfolio (e.g., with respect to the allocation of assets among Underlying Portfolios or between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio). The performance of Portfolios managed or designed by the Manager may impact the obligations and financial exposure of its insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these guarantees. The Manager’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or the models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles) that could reduce potential losses and/or mitigate financial risks to insurance companies affiliates that provide the guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide guarantees under its Contracts, including by making more predictable the costs of the guarantees and by reducing the regulatory capital needed to provide them. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Recent Market Conditions Risk.  The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including the Portfolios. Both

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, and issuers that have exposure to the real estate, mortgage, and credit markets and the sovereign debt of certain nations or their political subdivisions have been particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility, and, in some cases, credit downgrades and increased likelihood of default. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide.

In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. These conditions could negatively impact the value and liquidity of a Portfolio’s investments and cause it to lose money.

The situation in the financial markets has resulted in calls for increased regulation. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) has initiated a revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; new rules for derivatives trading; and the registration and additional regulation of hedge and private equity fund managers. The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (e.g., the Securities and Exchange Commission (“SEC”) and the CFTC) have been active in proposing and adopting regulations and guidelines on the use of derivatives by market participants, including mutual funds. The CFTC recently adopted a revision to one of its rules that as revised either restricts the use of derivatives by mutual funds or requires a mutual fund’s adviser to register as a commodity pool operator. The SEC is reviewing its current guidelines on the use of derivatives by mutual funds and may issue new guidelines. It is not clear whether or when such new guidelines will be published or what the content of such guidelines may be. Instruments in which a Portfolio may invest, or the issuers of such instruments, may be negatively affected by the new legislation and regulation in ways that are unforeseeable. Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act is not yet certain.

The U.S. federal government and certain foreign central banks have taken actions to support financial markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth, at least in the short to medium term. The ultimate effect of these efforts is only beginning to reveal itself. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Changes in government policies may exacerbate the markets’ difficulties and withdrawal of this support, or other policy changes by governments or central banks, could adversely impact the value and liquidity of certain securities.

Securities Selection Risk.  The securities selected for a portfolio may not perform as well as other securities that were not selected for a portfolio. As a result, a portfolio may underperform other funds with the same objective or in the same asset class.

Sub-adviser Selection Risk.  The risk that the Manager’s process for selecting or replacing an Adviser and its decision to select or replace an Adviser does not produce the intended results.

As indicated in “Portfolio Goals, Strategies & Risks — The Principal Risks of Investing in the Portfolio,” a particular portfolio may be subject to the following as principal risks. In addition, to the extent a portfolio invests in a particular type of investment, it will be subject to the risks of such investment as described below:

Affiliated Portfolio Risk.  In managing a portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. Portfolios investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, the Underlying Portfolios are subject to the potential for large-scale inflows and outflows from the Underlying Portfolio as a result of purchases and redemptions by a Portfolio advised by the Manager that invests in that Underlying Portfolio. These inflows and outflows may be frequent and could increase the Underlying Portfolio’s expense ratio and transaction costs and negatively affect the Underlying Portfolio’s performance and ability to meet shareholder redemption requests. These inflows and outflows may limit the ability of an Underlying Portfolio to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause an Underlying Portfolio to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for an Underlying Portfolio if it needs to sell securities at a time of volatility in the markets, when values could be falling. Redemptions by these Portfolios of their shares of the Underlying Portfolio may further

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increase the risks described above with respect to the Underlying Portfolio and may impact the Underlying Portfolio’s net asset value. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is in the best interests of that Portfolio and Underlying Portfolio, and that is consistent with its investment objective, policies and strategies.

Cash Management Risk.  Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Convertible Securities Risk.  The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s sub-adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Credit Risk.  The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which may be reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a portfolio owns do not extend to shares of the Portfolio themselves.

Custom Benchmark Risk.  Certain of the Portfolios’ benchmarks were created by the Manager to show how the Portfolio’s performance compares with the returns of a volatility managed index. There is no guarantee that the Portfolio will outperform these or any benchmarks.

Derivatives Risk.  A derivative instrument is an investment contract the value of which is linked (or is derived from) in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or an Adviser’s ability to accurately forecast movements in the market relating to the underlying reference asset, rate or index. If the Manager or an Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a portfolio’s derivatives position could lose value. A portfolio’s investment in derivatives may rise or fall more rapidly than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a portfolio could lose more than the principal amount invested. Derivatives are also subject to a number of risks such as leverage risk, liquidity risk, market risk, interest rate risk, counterparty risk, credit risk and also involve the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a Portfolio, especially in abnormal market conditions. The use of derivatives may increase the volatility of a portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close a derivatives position could expose a portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A portfolio also could suffer losses related to its derivatives positions as a result of undervalued market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, certain over-the-counter derivatives do not have liquidity beyond the counterparty to

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the transaction, and because they may not be traded on exchanges, they may not offer the protections provided by exchanges in the event that the counterparty is unable to fulfill its contractual obligation. Such over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a portfolio holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective.

There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets. New rules may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.

Equity Risk.  In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Exchange Traded Funds Risk.  When a Portfolio invests in exchange-traded funds (“ETFs”), it will indirectly bear fees and expenses charged by the ETFs, in addition to the advisory and other fees paid directly by the Portfolio. Therefore, the cost of investing in the Portfolio may be higher than the cost of investing in mutual funds that invest directly in individual stocks and bonds. In addition, when a portfolio invests in an ETF, it is subject to the risks associated with the underlying securities in which that ETF invests. ETFs also may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the ETF at a time and price that is unfavorable to the Portfolio. Most ETFs are not actively managed. An ETF generally invests in the securities included in, or representative of, its underlying index regardless of their investment merit or market trends. It is possible for such an ETF to miss out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments. In addition, such ETFs do not change their investment strategies to respond to changes in the economy. This means that an ETF may be particularly susceptible to a general decline in the market segment relating to the underlying index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. No ETF fully replicates its index and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a portfolio that invests in such an ETF could be adversely impacted.

Focused Portfolio Risk.   A Portfolio that employs a strategy of investing in the securities of a limited number of companies, some of which may be in the same industry, including a Portfolio that is classified as “diversified”, may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. Further, such a Portfolio may be more sensitive to events affecting a single industry. The use of a focused investment strategy may increase the volatility of the Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, politic or regulatory event than a more broadly invested Portfolio.

Foreign Securities Risks.  Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk.  Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

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Depositary Receipts.  Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk.  Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.

European Economic Risk.  The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires Euro zone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade and other areas, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. Recently, the European financial markets have been negatively impacted by rising government debt levels; possible default on or restructuring of sovereign debt in several European countries, including Cyprus, Greece, Ireland, Italy, Portugal and Spain; and economic downturns. European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe have affected the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners.

Geographic Risk.  A Portfolio that may invest a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

International Fair Value Pricing Risk.  A Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Portfolio’s net asset value might be diluted. A Portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the Board of Trustees believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement a Portfolio’s investment strategy (e.g., reducing the volatility of the Portfolio’s share price) or achieve its investment objective.

Political/Economic Risk.  Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk.  Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Settlement Risk.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the

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United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk.  The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Futures Contract Risk.  The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

Index Strategy Risk.  A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Initial Public Offering (“IPO”) Risk.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. There is no guarantee that as a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in IPOs.

Interest Rate Risk.  The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration. During periods of falling interest rates, an issuer of a callable bond may “call” or repay a security before its stated maturity and a Portfolio may have to reinvest the proceeds at lower interest rates, resulting in a decline in Portfolio income. Inflation-indexed bonds, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest rates have been unusually low in recent years.

Investment Grade Securities Risk.  Debt securities commonly are rated by national bond rating agencies. A Portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch and Baa or higher by Moody’s or, if unrated, are deemed to be of comparable quality by an Adviser. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Investment Company Securities Risk.  A Portfolio may invest in investment company securities as permitted by the 1940 Act. Investment company securities are securities of other open-end or closed-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the Portfolio level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

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Investment Style Risk.  A sub-adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Portfolio’s share price.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A sub-adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Junk Bonds or Lower Rated Securities Risk.  Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, deemed to be of comparable quality by a sub-adviser) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. “Junk bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Portfolio expenses can be spread and possibly reducing the Portfolio’s rate of return.

Large-Cap Company Risk.  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Large Shareholder Risk.  A significant percentage of a Portfolio’s shares may be owned or controlled by the Manager and its affiliates, other Portfolios that are advised by the Manager (including funds of funds), or other large shareholders, including primarily insurance company separate accounts and qualified plans. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by affiliates of the Manager. These inflows and outflows may be frequent and could negatively affect a Portfolio’s net asset value and performance and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Portfolio’s ability to meet shareholder redemption requests or could limit a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. In addition, these inflows and outflows could increase a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause a Portfolio’s actual expenses to increase, or could result in a Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio.

Leverage Risk.  When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impede a portfolio’s ability to pursue its objectives.

A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may

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be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Liquidity Risk.  The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Judgment plays a greater role in pricing illiquid investments than it does in pricing investments having more active markets.

Loan Participation and Assignment Risk.  A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that a Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Mid-Cap, Small-Cap and Micro-Cap Company Risk.  A Portfolio’s investments in mid-, small-and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-, small-and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small- and micro-cap companies than for mid-cap companies.

Mortgage-Backed and Asset-Backed Securities Risk.  The risk that the principal on mortgage- and asset-backed securities held by a Portfolio may be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of and defaults by the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio. If a Portfolio purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

New Fund Risk.  Certain Underlying Portfolios may be relatively new portfolios with limited operating history. Such Underlying

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Portfolios may not be successful in implementing their investment strategy or may not employ a successful investment strategy, and there can be no assurance that such Underlying Portfolios will grow to or maintain an economically viable size, which could result in an Underlying Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Portfolio Turnover Risk.  High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Prepayment and Extension Risks.  The risk that the principal on securities held by a Portfolio may be prepaid, which generally will reduce their yield and marked value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates.

Repurchase Agreements Risk.  A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Real Estate Investing Risk.  Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains.

Risks of Investing in Other Investment Companies.  A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Sector Concentration Risk.  A Portfolio that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Short Position Risk.  A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. A Portfolio’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Portfolio’s overall potential for loss. Market factors may prevent a Portfolio from closing out a short position at the most desirable time or at a favorable price.

Sovereign Debt Risk.  Sovereign debt investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt for a variety of reasons including, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to

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pay or for further loans. In addition, there are generally no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt obligations may be collected and there may be few or no effective legal remedies for collecting on such debt.

Special Situations Risk.  A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that a sub-adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. A Portfolio’s return also could be adversely impacted to the extent that a sub-adviser’s strategies fail to identify companies for investment by the Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes longer time to close than a sub-adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return.

Technology Sector Risk.  The value of the shares of a Portfolio that invests primarily in technology companies is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

Unseasoned Companies Risk.  These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Volatility Management Risk.  The Manager from time to time employs various volatility management techniques, including the use of futures and options to manage equity exposure. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses.

Additional Information About Investment Strategies

Changes in Investment Objectives and Principal Investment Strategies

As described in this Prospectus, the Portfolio has its own investment objective(s), policies and strategies. There is no assurance that the Portfolio will achieve its investment objective. The investment objective of the Portfolio may be changed without prior notice or shareholder approval. All investment policies and strategies that are not specifically designated as fundamental also may be changed without prior notice or shareholder approval. In addition, to the extent the Portfolio is new or is undergoing a transition (such as a rebalancing or experiencing large inflows or outflows) or takes a temporary defense position, it may not be pursuing its investment objective or executing its principal investment strategies.

80% Policies

The Portfolio has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment connoted by the Portfolio’s name, as more fully described in the section of the Prospectus entitled “Goals, Strategies & Risks.” The policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the Portfolio.

Indexing Strategies

As discussed in this Prospectus, one or more Index Allocated Portions of the Portfolio seeks to track the total return performance (before fees and expenses) of a particular index. The following

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The sub-adviser to an Index Allocated Portion does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the portion. Rather, the sub-adviser may employ a full replication technique or sampling technique in seeking to track the total return performance (before fees and expenses) of the index. A full replication technique generally involves holding each security in a particular index in approximately the same weight that the security represents in the index. Conversely, a sampling technique strives to match the characteristics of a particular index without having to purchase every stock in that index by selecting a representative sample of securities for the Index Allocated Portion based on the characteristics of the index and the particular securities included therein. Such characteristics may include, with respect to equity indexes, industry weightings, market capitalizations and fundamental characteristics and, with respect to fixed income indexes, interest rate sensitivity, credit quality and sector diversification.

Allocation Strategies

As described in this Prospectus, the Manager generally allocates the Portfolio’s assets among three or more sub-advisers, each of which manages its portion of a Portfolio using different yet complementary investment strategies. The following provides additional information regarding the allocation of the Portfolio’s assets among their distinct portions.

Additional Information About Investment Strategies

Each allocation percentage for the Portfolio is an asset allocation target established by the Manager to achieve the Portfolio’s investment objective and may be changed without prior notice or shareholder approval. Each portion of the Portfolio may deviate temporarily from its asset allocation target for defensive purposes in response to adverse market, economic, political, or other conditions, in response to large inflows or outflows of assets to and from the Portfolio (e.g., in connection with asset allocation rebalancing transactions, reorganization transactions and separate account substitution transactions), or as a result of appreciation or depreciation of its holdings. The Manager rebalances each portion of the Portfolio as it deems appropriate. To the extent that the Portfolio is being rebalanced, experiences large inflows or outflows, or takes a temporary defensive position, it may not be pursuing its investment goal or executing its principal investment strategy.

Active Management Strategies

Each sub-adviser has complete discretion to select portfolio securities for its portion of a Portfolio’s assets, subject to the Portfolio’s investment objectives, restrictions and policies and other parameters that may be developed from time to time by the Manager. In selecting investments, the sub-advisers use their proprietary investment strategies, which are summarized above in the section “Portfolio Goals, Strategies & Risks” for the Portfolio. The following is an additional general description of certain common types of active management strategies that may be used by the sub-advisers to the Portfolio.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. A sub-adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a sub-adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A sub-adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Core investing is an investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Fundamental analysis generally involves the analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Investments in Underlying Funds. The Manager of the Multimanager Core Bond Portfolio (“Core Bond Portfolio”), in its discretion, may reallocate the assets of the Index Allocated Portion of the Core Bond Portfolio to invest in one or more Underlying Portfolios. The Underlying Portfolios are fixed-income securities portfolios that (i) seek to track a fixed-income securities benchmark index (before deduction of fees and expenses) or (ii) invest in securities included in a fixed-income securities benchmark index and use futures and options contracts to adjust the Underlying Portfolio’s overall duration to seek to hedge the risk of investing in a portfolio of debt securities during periods when interest rates may increase. At that time, should the Manager reallocate the assets of the Index Allocated Portion to Underlying Portfolios, that portion of the Core Bond Portfolio will no longer be referred to as the Index Allocated Portion.

Additional Strategies

The following provides additional information regarding the principal investment strategies of the Portfolio as discussed in “Portfolio

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Goals, Strategies & Risks – Principal Investment Strategies of the Portfolio” and provides information regarding additional investment strategies that the Portfolios may employ. Each strategy may apply to all of the Portfolios. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Cash Management.  Each Portfolio may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed in “Additional Strategies — Securities of Other Investment Companies.” Generally, these securities offer less potential for gains than other types of securities.

Currency.  A Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. Forward foreign currency exchange contracts (“forward contract”) are a type of derivative that may be utilized by a Portfolio. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement and no commissions are charged at any stage for trades. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives.  Each Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of a Portfolio). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps and forward contracts, including forward currency contracts, and structured securities, are examples of derivatives in which a Portfolio may invest. A Portfolio that engages in derivatives transactions may maintain a significant percentage of its assets in cash and cash equivalent instruments, which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Equity Securities.  Each Portfolio, including the Portfolios that invest primarily in debt securities, may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.

Exchange Traded Funds (“ETFs”).  A Portfolio may invest in shares of ETFs that are designed to provide investment results corresponding to an index of securities. An ETF is an open-end investment company which generally invests in a broad sample of securities corresponding to a particular index. ETFs are traded on a securities exchange at prices quoted by the exchange throughout its trading day. ETFs may trade at relatively modest discounts and premiums to their net asset values. However, some ETFs have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of these ETFs for extended periods or over complete market cycles. In addition, there is no assurance that the listing requirements of the various exchanges on which ETFs trade will be met to continue listing on that exchange. If substantial market or other disruptions affecting ETFs occur in the future, the liquidity and value of the assets of the Portfolio, and thus the value of the Portfolio’s shares, also could be substantially and adversely affected if a shareholder sells his or her shares in the Portfolio.

Fixed Income Securities.  Each Portfolio may invest in short- and long-term fixed income securities in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes, debentures and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.

Foreign Securities.  Each Portfolio may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in

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Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Futures.  A Portfolio may purchase or sell futures contracts on individual securities or securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Portfolio’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which the Portfolio will invest are highly standardized contracts that typically trade on futures exchanges.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its futures positions could also be impaired.

The use of futures contracts and similar instruments may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, the Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded. While the use of futures contracts may involve the use of leverage, the Portfolio generally does not intend to use leverage to increase its net exposure to debt securities above approximately 100% of the Portfolio’s net asset value or below 0%.

Inflation-Indexed Bonds.  A Portfolio may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Two structures for inflation-indexed bonds are common: the U.S. Treasury and some other issuers utilize a structure that adjusts the principal value of the bond according to the rate of inflation; most other issuers pay out the Consumer Price Index adjustments as part of a semi-annual coupon.

In the first common structure, the interest rate on the inflation-indexed bond is fixed, while the principal value rises or falls semi-annually based on changes in a published measure of inflation. If the index measuring inflation increases, the principal value of inflation-indexed bonds will be adjusted upward, and consequently the interest payable on these securities (calculated with respect to a larger principal amount) will be increased. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and the interest payable on these securities will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

In the second common structure, the inflation adjustment for certain inflation-indexed bonds, such as municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, is reflected in the semiannual coupon payment. As a result, the principal value of these inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates (i.e., the nominal (or stated) interest rate less the rate of inflation). If inflation rises at a faster rate than nominal interest rates, real interest rates may decline, leading to an increase in value of inflation-indexed bonds. If nominal interest rates increase at a faster rate than inflation (or, alternatively, if inflation decreases while nominal rates remain constant), real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income to an investing Portfolio, which must distribute the amount of that income for federal income tax purposes, even though it does not receive the principal until maturity.

Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range

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from 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the relevant index (e.g., the Barclays World Government Inflation-Linked Index (hedged)) will be calculated using the same conversion factors.

Illiquid Securities.  Each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

Initial Public Offerings (“IPOs”).  Each Portfolio may participate in the IPO market. If a Portfolio invests in IPOs, a significant portion of that Portfolio’s returns may be attributable to its investment in the IPOs, which have a magnified impact on Portfolios with small asset bases. An IPO is generally the first sale of stock by a company to the public. Companies offering an IPO are sometimes new, young companies or sometimes companies which have been around for many years but are deciding to go public. Prior to an IPO, there is generally no public market for an issuer’s common stock and there can be no assurance that an active trading market will develop or be sustained following the IPO. Therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations.

Investment Grade Securities.  A Portfolio may invest in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable Adviser to be of comparable quality. Securities with lower investment grade ratings, while normally exhibiting adequate protection parameters, have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Junk Bonds or Lower Rated Securities.  Certain Portfolios, including Portfolios that invest primarily in equity securities, may invest in below investment grade debt securities. Securities rated below investment grade (i.e., BB or lower by S&P or Fitch, Ba or lower by Moody’s or, if unrated, deemed to be of comparable quality by a sub-adviser) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. “Junk bonds” are usually issued by companies without long track records of sales and earnings or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value.

Large-Cap Companies.  Each Portfolio may invest in the securities of large-cap companies. These companies are typically larger, more established companies that are well-known in the market. They are a generally less vulnerable than mid- and small-cap companies to adverse business or economic developments; however, unlike mid-and small-cap companies, they may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes.

Loan Participations and Assignments.  Certain Portfolios may invest in loan participations and assignments. These investments are typically secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions, and may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

Mid-Cap and Small-Cap Companies.  Each Portfolio may invest in the securities of mid- and small-cap companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management group. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Mortgage- and Asset-Backed Securities.  A Portfolio may invest in mortgage- and asset-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Options.  A Portfolio may write and purchase put and call options, including exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs tracking certain indices, for hedging and non-hedging purposes and for the purpose of achieving its objective. In general, options give the purchaser the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. A securities index

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option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in the Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, the Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

Portfolio Turnover.  The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Real Estate Investment Trusts (“REITs”).  Certain Portfolios may invest in REITs, which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate. REITs also may include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Securities of Other Investment Companies.  Each Portfolio may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by applicable law. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding voting shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios may rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. A Portfolio that invests in other investment companies indirectly bears the fees and expenses of that investment company.

Short Positions.  A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Temporary Defensive Investments.  For temporary defensive purposes, in response to adverse market, economic, political, or other conditions, each Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment objective. In addition, each Portfolio may deviate from its asset allocation targets for defensive purposes.

U.S. Government Securities.  A Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. Government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. Government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

In August 2011, S&P downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. The downgrade by S&P could lead to subsequent downgrades by S&P or downgrades by other credit rating agencies. Both Fitch and Moody’s, which currently have assigned their highest credit ratings to the U.S., have a negative outlook for those credit ratings. These developments, and the government’s credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by a Portfolio.

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The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among twenty (20) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Prospectus describes the Class A and Class B shares of one (1) of the Trust’s Portfolios.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, serves as the manager of each Portfolio. FMG LLC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, and serves as a CPO with respect to the Multimanager Aggressive Equity Portfolio. FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to each of the other Portfolios. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. FMG LLC is a wholly owned subsidiary of AXA Equitable. AXA Equitable is an indirect wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC serves as the investment manager to mutual funds and other pooled investment vehicles and, as of December 31, 2012, had approximately $89 billion in assets under management.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios, including the selection of sub-advisers. Utilizing a due diligence process covering a number of key factors, the Manager selects sub-advisers to manage each Portfolio’s assets. These key factors include, but are not limited to, a sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of a Portfolio. The Manager normally allocates a Portfolio’s assets to at least three or more sub-advisers. The Manager plays an active role in monitoring each Portfolio and sub-adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each sub-adviser’s portfolio management team to determine whether its investment activities remain consistent with the Portfolios’ or portion thereof’s investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the sub-adviser’s overall business. The Manager monitors continuity in the sub-adviser’s operations and changes in investment personnel and senior management. The Manager also performs due diligence reviews with each sub-adviser no less frequently than annually.

The Manager obtains detailed, comprehensive information concerning portfolio (or portion thereof) and sub-adviser performance and portfolio operations that is used to oversee and monitor the sub-advisers and the portfolio (or portion thereof) operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which portfolio (or portion thereof) performance is measured. The Manager also is responsible for, among other things, developing and overseeing the proprietary research model used to manage certain Portfolio’s equity exposure.

The Manager selects sub-advisers from a pool of candidates, including its affiliates, to manage the Portfolios (or portions thereof). The Manager may appoint, dismiss and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Trust’s Board of Trustees. The Manager also may allocate a Portfolio’s assets to additional sub-advisers subject to the approval of the Trust’s Board of Trustees and has discretion to allocate each Portfolio’s assets among the Portfolio’s current sub-advisers. The Manager recommends sub-advisers for each Portfolio to the Board of Trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Portfolios are not associated with any one portfolio manager, and seek to benefit from different specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and the Manager does not expect to recommend frequent changes of sub-advisers.

If the Manager appoints, dismisses or replaces a sub-adviser for a Portfolio, or adjusts the asset allocation among sub-advisers in a Portfolio, the affected Portfolio may experience a period of transition during which the securities held in the Portfolio may be repositioned in connection with the change in sub-adviser(s). A Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions vary in length, may be implemented before or after the effective date of the new sub-adviser’s appointment as a sub-adviser to the Portfolio, and may be completed in several days to several weeks depending on the particular circumstances of the transition. In addition, as described in “Portfolio Goals, Strategies & Risks” above for each Portfolio, the past performance of a Portfolio is not necessarily an indication of future performance. This may be particularly true for any portfolios that have undergone sub-adviser changes and/or changes to the investment objectives or policies of the Portfolio.

The Manager has ultimate responsibility to oversee sub-advisers and recommend their hiring, termination and replacement to the Board of Trustees. The Manager has received an exemptive order from the SEC to permit it and the Board of Trustees to appoint, dismiss and replace a Portfolio’s sub-advisers and to amend the sub-advisory agreements between the Manager and the sub-advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Board of Trustees, to appoint, dismiss and replace sub-advisers and to

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amend sub-advisory agreements without obtaining shareholder approval. If a new sub-adviser is retained for a Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into a sub-advisory agreement with an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”) unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio’s shareholders. AllianceBernstein L.P., a current sub-adviser, is an affiliate of the Manager.

The Sub-advisers

The Portfolio’s investments generally are selected by three or more sub-advisers, which act independently of one another. The following describes the Portfolio’s sub-advisers and portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Portfolio is available in the Trust’s SAI.

AllianceBernstein L.P. (“AllianceBernstein”) serves as a sub-adviser to Multimanager Aggressive Equity Portfolio. In particular, two separate investment management teams within AllianceBernstein serve as sub-adviser to two distinct allocated portions of Multimanager Aggressive Equity Portfolio. AllianceBernstein, a limited partnership, is indirectly majority owned by, and therefore controlled by and affiliated with, AXA Equitable. As of December 31, 2012, AllianceBernstein had approximately $430 billion in assets under management.

ClearBridge Investments, LLC (“ClearBridge”) serves as a sub-adviser to Multimanager Aggressive Equity Portfolio. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc., a publicly-traded financial services holding company. As of December 31, 2012, ClearBridge had approximately $57.2 billion in assets under management.

GCIC US Ltd. (“GCIC US”) serves as a sub-adviser to Multimanager Aggressive Equity Portfolio. GCIC US is a wholly owned subsidiary of GCIC Ltd., which is an indirect wholly owned subsidiary of Dundee Wealth Inc. Dundee Wealth Inc. is a wholly owned subsidiary of The Bank of Nova Scotia (“ScotiaBank”). ScotiaBank is publicly traded on the Toronto and New York Stock Exchanges under the symbol BNS. As of December 31, 2012, GCIC US had approximately $410 million in assets under management.

Marsico Capital Management, LLC (“Marsico”) serves as a sub-adviser to Multimanager Aggressive Equity Portfolio. Marsico is an independent, registered investment adviser. Marsico was organized in September 1997 as a Delaware Limited Liability Company and provides investment management services to mutual funds and private accounts. As of December 31,2012, Marsico had approximately $26.8 billion in assets under management.

T. Rowe Price Associates, Inc. (“T. Rowe”) serves as a sub-adviser to Multimanager Aggressive Equity Portfolio. T. Rowe is a wholly owned subsidiary of the T. Rowe Price Group, which is a publicly-traded financial services firm. As of December 31, 2012, T. Rowe and its affiliates had approximately $576.8 billion in assets under management.

Westfield Capital Management Company, L.P. (“WCM”) serves as a sub-adviser to Multimanager Aggressive Equity Portfolio. WCM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. WCM is 100% employee owned. As of December 31, 2012, WCM had approximately $14.2 billion in assets under management.

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Portfolio	Manager/Sub-Advisers and Portfolio Manager(s)	Business Experience
Multimanager Aggressive Equity Portfolio	FMG LLC 1290 Avenue of the Americas New York, New York 10104 Portfolio Managers Kenneth T. Kozlowski, CFP®, ChFC, CLU Alwi Chan, CFA Xavier Poutas, CFA

Kenneth T. Kozlowski, Alwi Chan and Xavier Poutas are jointly and primarily responsible for the (i) selection, monitoring and oversight of the Portfolio’s Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions and (iii) managing the Portfolio’s equity exposure.

Mr. Kozlowski has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Senior Vice President of AXA Equitable since September 2011. He served as Senior Vice President of FMG LLC from May 2011 to June 2012 and Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of the Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC. Mr. Kozlowski served as Chief Financial Officer and Treasurer of the Trust from 2002 to 2007.

Mr. Chan has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Vice President of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007.

Mr. Poutas is an assistant portfolio manager of FMG LLC since May 2011 and Assistant Vice President of AXA Equitable since 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds.

AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Managers Catherine Wood Judith DeVivo

The management of and investment decisions for an Active Allocated Portion of the Portfolio are made by Catherine Wood.

Ms. Wood is a member of AllianceBernstein’s US Mid/All Cap Growth team. In addition, Ms. Wood relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff and the Research for Strategic Change Team.

Ms. Wood is Senior Vice President and Team Leader for AllianceBernstein’s US Mid/All Cap Growth. She is also the Chief Investment Officer of AllianceBernstein’s Regent Investor Services. Ms. Wood joined AllianceBernstein in 2001 and has held her current positions since that time.

The management of and investment decisions for the Index Allocated Portion of the Portfolio are made by AllianceBernstein’s Passive Equity Investment Team (“Passive Team”), which is responsible for management of all of AllianceBernstein’s Passive Equity accounts. Ms. DeVivo, a Senior Vice President and Portfolio Manager for the Passive Team, will be primarily responsible for the day-to-day management of an Index Allocated Portion of the Portfolio.

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Portfolio	Manager/Sub-Advisers and Portfolio Manager(s)	Business Experience

Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes including the S&P 500, S&P Mid Cap, S&P Small Cap and Russell 2000 in addition to several customized accounts.
Ms. DeVivo, a Senior Vice President and Portfolio Manager, joined AllianceBernstein in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time.

ClearBridge Investments, LLC 620 Eighth Avenue New York, NY 10018 Portfolio Managers Richard Freeman Evan Bauman

Richard Freeman and Evan Bauman are responsible for the day-to-day management of the allocated portion of the Portfolio.

Mr. Freeman, Senior Portfolio Manager and Managing Director of ClearBridge since 1983, has more than 36 years of securities business experience, 30 years of which has been with ClearBridge or its predecessors.

Mr. Bauman, Portfolio Manager and Managing Director of ClearBridge, has been with ClearBridge or its predecessors since 1996. He has more than 16 years of investment industry experience

GCIC US, Ltd. 1 Adelaide Street East Toronto, Ontario, Canada M5C2V9 Portfolio Manager Noah Blackstein

Noah Blackstein is primarily responsible for the day-to-day management of the allocated portion of the Portfolio. Mr. Blackstein is a Vice President of GCIC US and joined GCIC US in 1997 as a portfolio manager. Mr. Blackstein has more than 15 years of securities business experience, 12 of which has been with GCIC US.

Marsico Capital Management, LLC 1200 17th Street Suite 1600 Denver, CO 80202 Portfolio Managers Thomas F. Marsico Coralie Witter, CFA

Thomas F. Marsico and Coralie Witter are responsible for the day-to-day management of the allocated portion of the Portfolio.

Thomas F. Marsico is the Chief Executive Officer and Chief Investment Officer of Marsico since its inception in 1997 and has over 30 years of experience as a securities analyst and a portfolio manager.

Ms. Witter is a senior analyst and portfolio manager. She has been associated with Marsico as an investment professional since 2004 and has over 15 years of experience in the financial services industry, most of which has involved equity research.

	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Portfolio Manager Robert W. Sharps	An Investment Advisory Committee is responsible for the day-to-day management of the allocated portion of the Portfolio. Robert W. Sharps, Vice President of T. Rowe Price, has primary responsibility for the day-to-day management of the allocated portion of the Portfolio and works with the committee in developing and executing the allocated portion’s investment program. Mr. Sharps has been chairman of the committee since 2002. He joined T. Rowe Price in 1997 and his investment experience dates from 1995.

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Portfolio	Manager/Sub-Advisers and Portfolio Manager(s)	Business Experience
Westfield Capital Management Company, L.P. One Financial Center Boston, MA 02111 Portfolio Managers William A. Muggia Ethan J. Meyers, CFA John M. Montgomery Hamlen Thompson Bruce N. Jacobs, CFA

Investment decisions for the Westfield allocated portion of the Portfolio are made at the product level by consensus of the Westfield Investment Committee. Westfield’s Investment Committee is composed of the five team members listed below, a Portfolio Strategist, Economist and team of security analysts.

William A. Muggia is President, Chief Executive Officer and Chief Investment Officer. Mr. Muggia joined Westfield in 1994. He covers Healthcare and Energy, as well as provides overall market strategy.

Ethan J. Meyers, CFA, is a Partner and Senior Security Analyst. Mr. Meyers joined Westfield in 1999. He covers Industrials and Business Services.

John M. Montgomery is a Partner and Portfolio Strategist of Westfield. Mr. Montgomery joined Westfield in 2006.

Hamlen Thompson is a Partner and Senior Security Analyst. Mr. Thompson joined Westfield in 2003. He covers Energy and Industrials.

Bruce N. Jacobs, CFA, is a Partner and Senior Security Analyst. Mr. Jacobs joined Westfield in 2003. He covers Medical Devices and Consumer Staples.

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Management Fees

The Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) that the Manager received in 2012 for managing the Portfolio included in the table and the rate of the management fees waived by the Manager in 2012.

Management Fees Paid by the Portfolios in 2012

Portfolios	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed*
Multimanager Aggressive Equity	0.58%	–0.01%
*	Fees waived and expenses reimbursed for the year ended December 31, 2012 were waived and/or reimbursed pursuant to voluntary waivers and/or reimbursement by the Manager. These voluntary arrangements became contractual effective March 15, 2013 pursuant to the Expense Limitation Agreement.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management and advisory agreements with respect to the Portfolios is available in the Trust’s Semi-Annual or Annual Reports to Shareholders for the periods ended June 30 or December 31, respectively.

The sub-advisers are paid by FMG LLC. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by FMG LLC, without shareholder approval.

FMG LLC also currently serves as the Administrator of the Trust and provides administrative services to the Trust including, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, the Portfolios pay FMG LLC a contractual fee at an annual rate of 0.15% of the Portfolios’ total average daily net assets up to and including $15 billion, 0.125% of the Portfolios’ total average daily net assets over $15 billion up to and including $30 billion, and 0.100% of the Portfolios’ total average daily net assets over $30 billion, plus $32,500 per each Portfolio whose total average annual net assets are less than $5 billion.

Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court of the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight portfolios of EQ Advisors Trust, which is also managed by FMG LLC: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; EQ/Large Cap Value PLUS Portfolio; EQ/Global Multi-Sector Equity Portfolio; EQ/Mid Cap Value PLUS Portfolio; EQ/Intermediate Government Bond Index Portfolio; and EQ/GAMCO Small Company Value Portfolio (the “Sivolella Portfolios”). The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to FMG LLC and AXA Equitable (the “Defendants”) for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs and fees. In October 2011, FMG LLC and AXA Equitable filed a motion to dismiss the complaint. In November 2011, the Plaintiff filed an Amended Complaint seeking the same relief, but adding new claims under (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged excessive management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. The Defendants filed a motion to dismiss the Amended Complaint in December 2011. In May 2012, Plaintiff voluntarily dismissed the Section 26(f) claim seeking restitution and rescission under Section 47(b). In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss the Amended Complaint as it related to the Section 36(b) claim and granted the motion as it related to the unjust enrichment claim.

In January 2013, a second lawsuit against FMG LLC was filed in the United States District Court for the District of New Jersey by a group of Plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit, entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/T. Rowe Price Growth Stock Portfolio, the EQ/Global Bond PLUS Portfolio, and the EQ/Core Bond Index Portfolio, in addition to four of the Sivolella Portfolios. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the court consolidated the two lawsuits.

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In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator of the Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator of the Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees.

On November 1, 2010, the Trust and EQ Advisors Trust, and several of their respective portfolios, were named as defendants and putative members of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust and EQ Advisors Trust, and several of their respective portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

On July 1, 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated a lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suit”). This Retiree Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

On August 24, 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated a separate lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suit”). This Noteholder Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit, the Retiree Suit, and the Noteholder Suit have each been consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

With respect to the Trust, the Multimanager Large Cap Core Equity Portfolio and the Multimanager Large Cap Value Portfolio are named as defendants in the Noteholder Suit and are also named, along with the Trust, as putative members of the proposed defendant class of shareholders in the Committee’s suit (and named separately in the Committee’s suit, in the event it is not certified as a class action). The amounts paid to the Multimanager Large Cap Core Equity Portfolio and the Multimanager Large Cap Value Portfolio in connection with the public tender offers were approximately $1,768,000 and $3,359,200, respectively.

With respect to EQ Advisors Trust, the EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio and the EQ/Mid Cap Value PLUS Portfolio are named as defendants in the Noteholder Suit and the Retiree Suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio, the EQ/Mid Cap Value PLUS Portfolio, the EQ/Large Cap Core PLUS Portfolio, the EQ/Small Company Index II Portfolio, the EQ/Common Stock Index II Portfolio, and EQ Advisors Trust are all putative members of the proposed defendant class of shareholders in the Committee’s suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisition Portfolio, the EQ/Large Cap Core PLUS Portfolio, and EQ Advisors Trust are also named separately in the Committee’s suit, in the event it is not certified as a class action. The amounts paid to the above six portfolios in connection with the public tender offers were approximately: (i) the EQ/Equity 500 Index Portfolio – $1,740,800; (ii) the EQ/GAMCO Mergers and Acquisitions Portfolio – $1,122,000; (iii) the EQ/Mid Cap Value PLUS Portfolio – $2,992,000; (iv) the EQ/Large Cap Core PLUS Portfolio – $64,600; (v) the EQ/Small Company Index II Portfolio – $61,200; and (vi) the EQ/Common Stock Index II Portfolio – $18,360.

The lawsuits do not allege any misconduct by the Trust, EQ Advisors Trust or their respective portfolios. Motions to dismiss the suits filed by the Noteholders and the Retirees based on certain limited defenses are currently pending before the United States District Court for the Southern District of New York. The portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the portfolios, the payment of such judgments or settlements could have an adverse effect on each portfolio’s net asset value.

PORTFOLIO SERVICES

Buying and Selling Shares

All shares are purchased and sold at their net asset value without any sales load. These Portfolios are not designed for market-timers, see the section entitled “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is received and accepted by a Portfolio or its designated agent. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The Portfolio reserves the right to suspend or change the terms of purchasing or selling shares.

Purchase and Redemption Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolio. Excessive purchases and redemptions of shares of a Portfolio may adversely affect portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios (or ETFs in which a Portfolio invests) that invest a significant portion of their assets in foreign securities, the securities of small- and mid-capitalization companies or high-yield securities tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas markets but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of Portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s polices and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders, including any Contractholders whose accounts are held through omnibus accounts, uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to

PORTFOLIO SERVICES (cont’d)

act on transfer instructions on an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC’s or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, an affiliate thereof or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants, but do not apply to transfers or purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by FMG LLC.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular Portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Portfolio described in this Prospectus.

Restriction	Situation
A Portfolio may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of FMG LLC.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

PORTFOLIO SERVICES (cont’d)

The net asset value of portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•

The price you pay or receive for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is received and accepted by a Portfolio or its designated agent.

•

A Portfolio heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares because foreign securities sometimes trade on days when a Portfolio’s shares are not priced.

Generally, portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange-traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a portfolio will be valued at the net asset value of the shares of such funds as described in those funds’ prospectuses.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Trust’s Board of Trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing (a method that takes into consideration the value of other securities with similar characteristics, such as ratings, yield and maturity), discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition on the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust deems that the event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

Dividends and Other Distributions

The Portfolio generally distributes most or all of its net investment income and its net realized gains, if any, annually.

PORTFOLIO SERVICES (cont’d)

Tax Consequences

The Portfolio is treated as a separate corporation, and intends to qualify each taxable year to be treated as a regulated investment company, for federal tax purposes. The Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate the Portfolio’s disposition of one or more investments when it might not otherwise do so. A regulated investment company that satisfies the federal tax requirements is not taxed at the entity (portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that the Portfolio will be operated to have no federal tax liability, if the Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that the Portfolio invests in foreign securities or holds (and certain other requirements) foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for the Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements), because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether the Contracts indirectly funded by the Portfolio meet the investment diversification rules for separate accounts. If the Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the Manager and as the administrator for the Trust, therefore carefully monitors each Portfolio’s compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

Additional Information

Portfolio Distribution Arrangements

The Portfolio is distributed by AXA Distributors, LLC, an affiliate of FMG LLC, (the “Distributor”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class A shares and Class B shares. Under the Distribution Plan, the Class A shares and Class B shares of the Trust are charged an annual fee to compensate the Distributor for promoting, selling and servicing shares of the Portfolio. The maximum annual distribution and/or service (12b-1) fee for the Portfolio’s Class A shares and Class B shares is equal to an annual rate of 0.25% of the average daily net assets attributable to Class A shares and Class B shares, respectively. Because these fees are paid out of the Portfolio’s assets on an on going basis, over time, the fees for Class A and Class B shares will increase the cost of your investment and may cost you more than other types of charges.

The Distributor may receive payments from certain sub-advisers of the Portfolio or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the sub-advisers’ respective allocated portion of the Portfolio. These sales meetings or seminar sponsorships may provide the sub-advisers with increased access to persons involved in the distribution of the Contracts. The Distributor also may receive other marketing support from the sub-advisers in connection with the distribution of the Contracts.

GLOSSARY OF TERMS

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Capital gain distributions — Payments to a portfolio’s shareholders of profits earned from selling securities in that portfolio. Capital gain distributions are usually paid once a year.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a portfolio on any given day without taking into account any front-end sales charge or contingent deferred sales charge. It is determined by dividing a portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield — The rate at which a portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

DESCRIPTION OF BENCHMARKS

The performance of each of the Trust’s Portfolios as shown in the section “Portfolio Goals, Strategies & Risks” is compared to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios’ annualized rates of return is net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Russell 3000® Growth Index

Measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Volatility Managed Index — Large Cap Growth 3000 (“VMI — LCG 3000”)

An index that applies a formula to a blend of the S&P 500 Index and the Russell 3000® Growth Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the Portfolio’s Class A and Class B shares. The financial information in the table below is for the past five (5) years. The financial information below has been derived from the financial statements of the Portfolio, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Portfolio’s financial statements as of December 31, 2012 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s SAI and available upon request.

Multimanager Aggressive Equity Portfolio(p)(q)

	Class A
	Year Ended December 31,
	2012	2011	2010		2009	2008
Net asset value, beginning of year	$25.60	$27.32	$23.37		$17.03	$32.11

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.06 (e)	0.14	(e)	0.19 (e)	0.08	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.58	(1.73)	4.03		6.23	(15.09)

Total from investment operations	3.64	(1.67)	4.17		6.42	(15.01)

Capital contribution from affiliate(†)	—	—	—		—	0.06

Less distributions:
Dividends from net investment income	(0.07)	(0.05)	(0.22)		(0.08)	(0.13)

Net asset value, end of year	$29.17	$25.60	$27.32		$23.37	$17.03

Total return	14.21%	(6.12)%	17.92	%(aa)	37.69%	(46.55	)%(n)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$849,059	$833,975	$1,009,682		$914,031	$690,098
Ratio of expenses to average net assets:
After fees paid indirectly	1.00%	0.74%	0.76%		0.67%	0.77%
Before fees paid indirectly	1.01%	0.75%	0.77%		0.82%	0.79%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.23%	0.21%	0.56%		0.96%	0.31%
Before fees paid indirectly	0.22%	0.20%	0.55%		0.81%	0.30%
Portfolio turnover rate	72%	74%	54%		91%	98%

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Aggressive Equity Portfolio(p)(q) (continued)

	Class B
	Year Ended December 31,
	2012	2011		2010		2009		2008
Net asset value, beginning of year	$25.15	$26.85		$22.97		$16.74		$31.56

Income (loss) from investment operations:
Net investment income (loss) .	0.06 (e)	(0.01	)(e)	—	#(e)	0.16	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.51	(1.69)		4.03		6.09		(14.82)

Total from investment operations	3.57	(1.70)		4.03		6.25		(14.80)

Capital contribution from affiliate(†)	—	—		—		—		0.07

Less distributions:
Dividends from net investment income	(0.07)	—		(0.15)		(0.02)		(0.09)

Net asset value, end of year .	$28.65	$25.15		$26.85		$22.97		$16.74

Total return .	14.19%	(6.33)%		17.63	%(bb)	37.34%		(46.68	)%(o)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$559,267	$558,736		$696,114		$430,402		$115,805
Ratio of expenses to average net assets:
After fees paid indirectly	1.00%	0.99%		1.01%		0.92%		1.02%
Before fees paid indirectly	1.01%	1.00%		1.02%		1.07	%(c)	1.04%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly .	0.22%	(0.04)%		(0.02)%		0.79%		0.08%
Before fees paid indirectly	0.22%	(0.05)%		(0.02)%		0.65%		0.06%
Portfolio turnover rate	72%	74%		54%		91%		98%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
(†)	The capital contribution from affiliate is related to certain adjustments to historic net asset values.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(n)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (46.77)%.
(o)	Includes a gain incurred resulting from a litigation payment. Without the gain, the total return would have been (46.87)%
(p)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the Multimanager Health Care Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the Multimanager Aggressive Equity Portfolio.
(q)	On September 17, 2010, this Portfolio received, through a substitution transaction, the assets and liabilities of Multimanager Large Cap Growth Portfolio that followed the same objectives as this Portfolio.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 17.83%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 17.58%.

If you would like more information about the Portfolio, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolio’s investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that significantly affected the Portfolio’s performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolio, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolio’s policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolio’s SAI.

To order a free copy of a Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about a Portfolio, or make other shareholder inquiries, contact your financial professional, or the Portfolios at:

AXA Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolio (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolio are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov.

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

100 F Street, N.E.

Washington, D.C. 20549-1520

AXA Premier VIP Trust

Multimanager Aggressive Equity Portfolio

(Investment Company Act File No. 811-10509)

© 2013 AXA Premier VIP Trust